UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


               Date of Report (Date of earliest event reported) -
                                 April 29, 1998


                            NATIONAL FUEL GAS COMPANY
                    (Exact name of registrant in its charter)



     New Jersey                      1-3880                 13-1086010
     (State or other                 (Commission File       (I.R.S. Employer
     jurisdiction of                 Number)                Identification
     incorporation)                                         No.)

     10 Lafayette Square, Buffalo, New York                14203
     (Address of principal executive offices)              (Zip Code)

     Registrant's telephone number, including area code:   (716) 857-6980

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)      No financial statements are filed herewith.
         (b)      No pro forma financial information is filed herewith.
         (c)      Exhibits
                  99  -  News Release of the Company dated April 29, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                NATIONAL FUEL GAS COMPANY
                                                (Registrant)



                                                 /s/ Joseph P. Pawlowski
                                                 -------------------------
                                                 Joseph P. Pawlowski
                                                 Treasurer and Principal
                                                 Accounting Officer





Date:  May 1, 1998
       -----------